UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2011
CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-25771 (Commission File Number)	13-3951476 (IRS Employer Identification Number)

50 Rockefeller Plaza New York, NY (Address of principal executive offices)	10020 (Zip Code)
(212) 492-1100
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
     As previously disclosed, Corporate Property Associates 14 Incorporated, a Maryland corporation (“CPA®:14”), entered into an Agreement and Plan of Merger, dated as of December 13, 2010, with Corporate Property Associates 16 — Global Incorporated, a Maryland corporation (“CPA®:16 — Global”), CPA 16 Acquisition Inc., CPA 16 Holdings Inc., CPA 16 Merger Sub Inc. (“CPA 16 Merger Sub”), CPA 14 Sub Inc., W. P. Carey & Co. LLC (“W. P. Carey”) and, for the limited purposes set forth therein, Carey Asset Management Corp. (the “Advisor”) and W. P. Carey & Co. B.V. (the “Merger Agreement”). On April 26, 2011, the merger of CPA®:14 with and into CPA 16 Merger Sub (the “Merger”) was approved by an affirmative vote of the holders of more than a majority of the outstanding shares of CPA®:14’s common stock entitled to vote thereon. The Merger was consummated and became effective on May 2, 2011. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the press release regarding the closing of the Merger.
     Immediately prior to the Merger, CPA®:14 sold to (i) Corporate Property Associates 17 — Global Incorporated (“CPA®:17 — Global”), pursuant to the Agreement for Sale and Purchase, dated as of December 13, 2010, by and among CPA®:14 and CPA®:17 — Global (the “CPA17 Sale Agreement”) and (ii) W. P. Carey, pursuant to the Agreement for Sale and Purchase, dated as of December 13, 2010, by and among CPA®:14 and W. P. Carey (the “W. P. Carey Sale Agreement”), interests in an aggregate of six properties consisting primarily of office, industrial, retail and warehouse facilities located in the United States and Germany for an aggregate purchase price of approximately $89.5 million in cash, plus the assumption of approximately $218.6 million of third-party mortgage debt. The purchase price for these properties was based on their appraised values.
     CPA®:14, CPA®:16 — Global and CPA®:17 — Global are each managed by W. P. Carey and its affiliates. In connection with the Merger and the sale of the properties pursuant to the CPA17 Sale Agreement and the W. P. Carey Sale Agreement, CPA®:14 paid W. P. Carey and its affiliates approximately $52.5 million in fees.
     In the Merger, each CPA®:14 stockholder of record on the applicable record date received total consideration valued at $11.50 per share, comprised of a special cash distribution of $1.00 per share and the right to elect to receive in the Merger, for each share of CPA®:14 common stock held, either 1.1932 shares of CPA®:16 — Global common stock, valued at $10.50 based on the estimated net asset value of CPA®:16 — Global’s common stock as of September 30, 2010, or cash in the amount of $10.50 per share. CPA®:14 stockholders of record after the applicable record date and CPA®:14 stockholders who made no election received, in addition to the $1.00 per share special cash distribution, $10.50 in shares of CPA®:16 — Global common stock in the Merger. CPA®:16 — Global stockholders will continue to hold their shares of CPA®:16 — Global common stock. In connection with the Merger, stockholders of CPA®:14 merging into CPA®:16 — Global will receive approximately 57.4 million shares of CPA®:16 — Global common stock and approximately $48.1 million in special distributions. The liquidating shareholders will receive approximately $444 million in cash based on stockholder elections and approximately $42.3 million in special distributions. In total, CPA®:14 stockholders will receive total cash of approximately $534.4 million from special distributions and cash elections.
     Under Maryland law, CPA®:14 stockholders who voted against the Merger are entitled to dissenters rights as a result of the Merger. Any qualifying CPA®:14 stockholders who wish to exercise their right to demand payment of the fair value of their stock, must make a written demand on CPA®:16 — Global on or before May 22, 2011, which is 20 days from the date that the articles of merger were filed with the State Department of Assessments and Taxation of Maryland, for the payment of their CPA®:14 common stock stating the number and class of shares for which payment is demanded. Additional details regarding CPA®:14 stockholders’ rights of appraisal are set forth in the joint proxy statement/prospectus filed by CPA®:14 with the Securities and Exchange Commission on March 11, 2011.

     The foregoing descriptions of the Merger Agreement, the CPA17 Sale Agreement and the W. P. Carey Sale Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Merger Agreement, CPA17 Sale Agreement and W. P. Carey Sale Agreement. Copies of the Merger Agreement, CPA17 Sale Agreement and W. P. Carey Sale Agreement were attached as Exhibit 2.1, 10.1 and 10.2, respectively, to CPA®:14’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2010 and are incorporated herein by reference.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     The information disclosed in Item 2.01 is hereby incorporated by reference.
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.
     The information disclosed in Item 2.01 is hereby incorporated by reference.
Cautionary Statement Concerning Forward-Looking Statement:
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CPA®:14 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “seeks,” “plans,” “believes,” “expects,” “anticipates,” “intends,” “estimates” and other comparable terms. It is important to note that CPA®:14’s actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect CPA®:14’s future results, performance, achievements or transactions.
     Factors that could cause actual results or other outcomes to differ materially from those described in this Current Report on Form 8-K include, among others: changes in national or regional economic and business conditions, including changes in interest rates and the availability and cost of capital; and potential liability under, and changes in, environmental, zoning, tax and other laws; and other factors.
     All subsequent written and oral forward-looking statements attributable to CPA ®:14 or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. CPA®:14 does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press release titled “W. P. Carey & Co. Announces Closing of Merger of CPA®:14 and CPA®:16 — Global” issued on May 3, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 14 Incorporated
Date: May 6, 2011	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director and Secretary